U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report January 6, 2014

GLOBAL IMMUNE TECHNOLOGIES, INC.
(Exact Name of registrant as specified in its Charter)

Wyoming	0-30520	98-05327255
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 Main Street, Suite 201, Burlington, VT 05401
       (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number (802) 540-0745

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240-13e-4(c ))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)
Effective January 1, 2014, the board of directors of Global Immune Technologies, Inc., a Wyoming corporation (“Corporation”) dismissed Donahue Associates, LLC (“Donahue”) the Corporation’s independent registered public accounting firm, and engaged L.L. Bradford, LLC (“Bradford”), through a binding engagement letter dated as of January 1, 2014, to assume the role of our new independent registered public accounting firm.

Donahue’s reports on the Corporation’s consolidated financial statements as of and for the fiscal years ended March 31, 2013, and December 31, 2012, did not contain an adverse option or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as to a going concern qualification.

During the fiscal years ended March 31, 2013, and March 31, 2012, and the subsequent interim period through the date of the filing of this Form 8-K, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Corporation and Donahue on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Donohue’s satisfaction, would have caused Donahue to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years on the subsequent interim period

The Corporation provided Donahue with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”).  The Corporation requested that Donahue furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.  A copy of  Donahue’s letter dated January 6, 2014, is attached as Exhibit 16.1 hereto.

(b)
During the fiscal years ended March 31, 2013, and December 31, 2012, and the subsequent interim period through the date of the filing of this Form 8-K, neither the Corporation nor anyone on its behalf has consulted with Bradford regarding; (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s financial statements and neither a written report nor oral advice was provided to the Corporation that Bradford concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any mater that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv); or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number    Description
 16.1                         Letter to the United States Securities and Exchange Commission dated January 6, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL IMMUNE TECHNOLOGIES, INC

Dated: January 6, 2014	By:	/s/ Serge Talon
Serge Talon
President & CEO